SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 19, 2004

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission file Number)	(IRS Employer ID Number)

8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Item 5. Other Events and Regulation FD Disclosure

On May 19, 2004, Salix Pharmaceuticals, Ltd. announced that it will present at the SunTrust Robinson Humphrey 33rd Annual Institutional Investor Conference in Atlanta, Georgia on Wednesday, May 26 at 1:20 p.m. ET.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1 Press release dated May 19, 2004.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

Date: May 19, 2004

/s/ Adam C. Derbyshire
Adam C. Derbyshire
Senior Vice President and Chief Financial Officer

3